UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2019
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Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)
(Registrant’s telephone number, including area code): +353 1 438-1700

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange, Inc.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On June 7, 2019, Medtronic plc (the “Company”) sent a notice (the “Blackout Notice”) to its directors and executive officers regarding a blackout period (the “Blackout Period”) that will be imposed by the administrator for the Company’s 401(k) Savings Plan (the “Plan”). The administrator for the Plan will impose restrictions on transactions by participants in the Plan during the Blackout Period. During the Blackout Period, Plan participants and beneficiaries temporarily will be prevented from effecting certain Plan transactions including transactions in the Plan's Medtronic plc Stock Fund. The Blackout Notice informed the Company’s directors and executive officers that during the Blackout Period they will be subject to certain trading restrictions with respect to the Company’s ordinary shares (including derivative securities such as stock options) acquired in connection with their services as a director or an executive officer of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR, which prohibit trading in Company securities by directors and executive officers during certain blackout periods relating to the issuer’s 401(k) plan. The Blackout Period will begin on June 24, 2019 and is expected to end during the week of July 14, 2019. A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years thereafter, information regarding the Blackout Period, including confirmation of the actual beginning and ending dates, may be obtained, without charge, by contacting the Assistant Secretary of the Company, in writing at Medtronic, 710 Medtronic Parkway, Minneapolis, Minnesota 55432, or by telephone at 763-514-4000.

Item 9.01(d).	Exhibits.
(d) List of Exhibits

Exhibit Number	Description

99.1	Blackout notice to directors and executive officers of Medtronic plc, dated June 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Bradley E. Lerman
Date: June 7, 2019		Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Blackout notice to directors and executive officers of Medtronic plc, dated June 7, 2019